Exhibit 21.1

SUBSIDIARIES OF MALLINCKRODT PLC

Name of Subsidiary	Jurisdiction of Formation
101610 P.E.I., Inc.	Prince Edward Island
Acthar IP	Ireland
BioVectra Inc.	Prince Edward Island
Cache Holdings Limited	Bermuda
Carnforth Limited	Bermuda
CNS Therapeutics, Inc.	Delaware
Dritte CORSA Verwaltungsgesellschaft GmbH	Germany
DT Merger Sub, Inc.	Delaware
Enterprises Holdings, Inc.	Delaware
Ikaria Australia Pty Ltd	Australia
Ikaria Canada Inc.	Canada
Ikaria Japan K.K.	Japan
IMC Exploration Company	Maryland
INO Therapeutics LLC	Delaware
Ludlow Corporation	Massachusetts
Mallinckrodt APAP LLC	Delaware
Mallinckrodt ARD Finance, Inc.	Delaware
Mallinckrodt ARD Holdings Inc.	Delaware
Mallinckrodt ARD Holdings Limited	United Kingdom
Mallinckrodt ARD Inc.	California
Mallinckrodt ARD IP Limited	Ireland
Mallinckrodt Belgium BVBA	Belgium
Mallinckrodt Brand Pharmaceuticals, Inc.	Delaware
Mallinckrodt Buckingham	Ireland
Mallinckrodt Canada Cooperatie U.A.	Netherlands
Mallinckrodt Canada ULC	Alberta
Mallinckrodt CB LLC	Delaware
Mallinckrodt Chemical Holdings (U.K.) Ltd.	United Kingdom
Mallinckrodt Chemical Limited	United Kingdom
Mallinckrodt Critical Care Finance Inc.	Delaware
Mallinckrodt Enterprises Holdings, Inc.	California
Mallinckrodt Enterprises LLC	Delaware
Mallinckrodt Enterprises UK Limited	United Kingdom
Mallinckrodt Equinox Limited	United Kingdom
Mallinckrodt Finance GmbH	Switzerland
Mallinckrodt Finance Management Ireland Limited	Ireland
Mallinckrodt France Sarl	France
Mallinckrodt Group Sarl	Luxembourg
Mallinckrodt Group Sarl, Luxembourg (LU) Schaffhausen Branch	Switzerland
Mallinckrodt Holdings GmbH	Switzerland
Mallinckrodt Hospital Products Inc.	Delaware
Mallinckrodt Hospital Products IP Limited	Ireland
Mallinckrodt Inc.	Delaware
Mallinckrodt International Finance SA	Luxembourg
Mallinckrodt International Holdings S.a r.l.	Luxembourg
Mallinckrodt IP	Ireland
Mallinckrodt Japan Co. Ltd	Japan
Mallinckrodt LLC	Delaware

Mallinckrodt Lux IP S.a r.l.	Luxembourg
Mallinckrodt Manufacturing LLC	Delaware
Mallinckrodt Medical B.V.	Netherlands
Mallinckrodt Medical Holdings (UK) Limited	United Kingdom
Mallinckrodt MFC LLC	Delaware
Mallinckrodt Nederland B.V.	Netherlands
Mallinckrodt Netherlands Holdings B.V. (Finland Branch)	Finland
Mallinckrodt Netherlands Holdings B.V. Holland (Denmark Branch)	Denmark
Mallinckrodt Netherlands Holdings B.V., organizacní slozka	Czech Republic
Mallinckrodt Netherlands Holdings BV	Netherlands
Mallinckrodt Nuclear LLC	Delaware
Mallinckrodt Nuclear Medicine LLC	Delaware
Mallinckrodt PEI Inc	Quebec
Mallinckrodt Petten Holdings B.V.	Netherlands
Mallinckrodt Pharma IP Trading D.A.C.	Ireland
Mallinckrodt Pharmaceuticals India Private Limited	India
Mallinckrodt Pharmaceuticals Ireland Limited	Ireland
Mallinckrodt Pharmaceuticals Limited	United Kingdom
Mallinckrodt plc	Ireland
Mallinckrodt Quincy S.a r.l.	Luxembourg
Mallinckrodt Radioisotopes B.V.	Netherlands
Mallinckrodt Radiopharmaceuticals Deutschland GmbH	Germany
Mallinckrodt Radiopharmaceuticals Italia SpA	Italy
Mallinckrodt Radiopharmaceuticals Spain SL	Spain
Mallinckrodt Radiopharmaceuticals Sverige AB	Sweden
Mallinckrodt RP Canada Inc.	Ontario
Mallinckrodt RP UK Ltd	United Kingdom
Mallinckrodt Securitization Sarl	Luxembourg
Mallinckrodt Specialty Pharmaceuticals Ireland Limited	Ireland
Mallinckrodt Switzerland Limited	Switzerland
Mallinckrodt UK Finance LLP	United Kingdom
Mallinckrodt UK Ltd	United Kingdom
Mallinckrodt US Holdings Inc.	Nevada
Mallinckrodt US Holdings LLC	Delaware
Mallinckrodt US Pool LLC	Nevada
Mallinckrodt Veterinary, Inc.	Delaware
Mallinckrodt Windsor Ireland Finance	Ireland
Mallinckrodt Windsor Sarl	Luxembourg
MEH, Inc.	Nevada
MHP Finance, Inc.	Delaware
MKG Medical UK Ltd	United Kingdom
Montjeu Limited	Ireland
MUSHI UK Holdings Limited	United Kingdom
Phoenixglade Limited	Ireland
Profibrix B.V.	Netherlands
Questcor International Ltd.	Ireland
Representative Office of private limited liability company Mallinckrodt Netherlands Holdings B.V.	Russia
Ribogene, Inc.	Delaware
Stratatech Corporation	Delaware
Therakos (Belgium) SPRL	Belgium
Therakos (Canada) Company	Canada
Therakos (France) SAS	France
Therakos (Italia) S.r.l	Italy
Therakos (UK), Limited Dutch Branch	Netherlands

Therakos (UK), Limited, Sucursal en Espana	Spain
Therakos (UK), Ltd	United Kingdom
Therakos (UK), Ltd Sweden Filial	Sweden
Therakos Germany GmbH	Germany
Therakos, Inc.	Florida
Viking Project Company, LLC	Delaware

Name of Subsidiary	Jurisdiction of Formation
Mallinckrodt Switzerland Limited	Switzerland
Mallinckrodt ARD Holdings Limited (FKA MIFSA UK Limited)	UK
Mallinckrodt Chemical Holdings (UK) Ltd.	UK
Mallinckrodt Chemical Limited	UK
Mallinckrodt Enterprises UK Limited	UK
Mallinckrodt Medical Argentina Ltd.	UK
Mallinckrodt Medical Holdings (UK) Limited	UK
Mallinckrodt UK Commercial Ltd	UK
Mallinckrodt UK Ltd	UK
MKG Medical UK Ltd	UK
MUSHI UK Holdings Limited	UK
BioVectra, Inc. USA	North Carolina
Cadence Pharmaceuticals, Inc.	Delaware
CNS Therapeutics, Inc.	Delaware
Enterpises Holdings, Inc.	Delaware
IMC Exploration Company	Maryland
Lafayette Pharmaceuticals LLC	Delaware
Ludlow Corporation	Massachusetts
Mallinckrodt APAP LLC	Delaware
Mallinckrodt ARD Holdings Inc.	Delaware
Mallinckrodt Brand Pharmaceuticals, Inc. (DE)	Delaware
Mallinckrodt CB LLC	Delaware
Mallinckrodt Enterprises Holdings, Inc.	California
Mallinckrodt Enterprises LLC	Delaware
Mallinckrodt Inc. (DE)	Delaware
Mallinckrodt LLC	Delaware
Mallinckrodt MFC LLC	Delaware
Mallinckrodt Nuclear LLC	Delaware
Mallinckrodt Nuclear Medicine LLC	Delaware
Mallinckrodt US Holdings, Inc. (FKA Kendall Holding Corp.)	Nevada
Mallinckrodt US Holdings LLC	Delaware
Mallinckrodt US Pool LLC	Nevada
Mallinckrodt Veterinary, Inc.	Delaware
MEH, Inc.	Nevada
Questcor Pharmaceuticals Inc.	California
Ribogene, Inc.	Delaware
Viking Project Company, LLC	Delaware